UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF MICHIGAN

In re:

AURORA OIL & GAS CORPORATION,

Debtor.

Case No. DT 09-08254
Chapter 11
Hon. Scott W. Dales

In re:

HUDSON PIPELINE & PROCESSING CO., LLC,

Debtor.

Case No. DT 09-08255
Chapter 11

Jointly Administered

ORDER GRANTING AUTHORITY TO LIMIT NOTICE AND TO ESTABLISH NOTICE PROCEDURES

PRESENT: **HONORABLE SCOTT W. DALES**
United States Bankruptcy Judge

Upon consideration of the motion (the "Motion")[1] of the Debtors for an order granting them the authority to limit notice and to establish notice procedures; and the Court having jurisdiction to consider the Motion and the relief requested therein in accordance with 28 U.S.C. §§ 157 and 1334; and the Court having found that good and sufficient cause exists for granting the Motion; and upon consideration of the Affidavit of Chief Financial Officer in Support of First-Day Motions; and upon the record of these Chapter 11 cases and any hearings held to consider the Motion; and it appearing that the relief requested in the Motion is appropriate in the context of these cases and in the best interests of the Debtors and their

[1] Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Motion.

respective estates, their creditors, and all other parties-in-interest; and the relief requested in the motion being necessary to foster the efficient and economic administration of these cases; and it appearing that notice of the Motion was adequate and proper under the circumstances of these cases, and it appearing that no other or further notice need be given; it is hereby

ORDERED that the Motion is granted as set forth herein; and it is further

ORDERED that the Debtors are authorized to limit notice of all matters governed by Bankruptcy Rule 2002 to the following parties:

(a) the United States Trustee;

(b) the Debtors;

(c) counsel to the Debtors;

(d) the agent for the First Lien Lenders;

(e) the agent for the Second Lien Lenders;

(f) counsel to the agent for the First Lien Lenders;

(g) counsel to the agent for the Second Lien Lenders;

(h) the 20 largest unsecured non-insider creditors of each of the Debtors;

(i) any party whose interests are directly affected by a specific pleading;

(j) any party that has formally appeared and requested service of papers in these proceedings pursuant to Bankruptcy Rule 2002; and

(k) any government agency required to be served by the Bankruptcy Code, the Bankruptcy Rules, and/or the Local Bankruptcy Rules,

except for the following matters:

(i) notice of commencement of these cases;

(ii) notice of the first meeting of creditors pursuant to Bankruptcy Code § 341;

(iii) notice of any deadline for filing proofs of claim pursuant to Bankruptcy Rule 3003;

(iv) notice of any deadline to object to a disclosure statement or plan of reorganization;

(v) notice of any hearing to consider approval of a disclosure statement;

(vi) notice of a hearing to consider confirmation of a plan of reorganization; and

(vii) notice of a proposed sale of all or substantially all of the Debtors' assets;

for which notice shall be provided in accordance with the Bankruptcy Rules and/or the Local Bankruptcy Rules; and it is further

ORDERED that the Debtors or their agents may, in their discretion, serve any pleadings or papers by e-mail upon any service parties for which they have e-mail contact information and who have agreed in writing (including by e-mail) to accept service by e-mail; and it is further

ORDERED that, pursuant to LBR 5005-4(a), the Debtors shall not be required to provide any notice of pleadings to parties that otherwise receive CM/ECF notice thereof; and it is further

ORDERED that the Debtors or their agents shall promptly submit to the Court either an affidavit of service or certificate of service, including the list of all parties receiving notice, upon the completion of any noticing; and it is further

ORDERED that the Debtors are authorized and empowered to take any necessary actions to implement and effectuate the terms of this Order; and it is further

ORDERED that the terms and conditions of this Order shall be immediately enforceable and effective upon its entry; and it is further

ORDERED that the Debtors shall give notice of the terms of this Order to all parties in interest, so as to apprise those entities not included on the limited notice list that they may ask to be included on the limited notice list by requesting notice pursuant to Bankruptcy Rule 2002; and it is further

ORDERED that this Court shall retain jurisdiction over all matters arising from or related to the interpretation and implementation of this Order.

END OF ORDER

IT IS SO ORDERED.

Scott W. Dales
United States Bankruptcy Judge

Dated: July 17, 2009